UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 02, 2022

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of PotlatchDeltic Corporation (the "Company") held on May 2, 2022 (the "2022 Annual Meeting"), the Company’s stockholders approved the PotlatchDeltic Corporation Amended and Restated 2019 Long-Term Incentive Plan (the “Amended 2019 Plan”) to increase the number of shares available for issuance by 1.4 million shares. The Company’s Board of Directors had previously adopted and approved the Amended 2019 Plan, subject to stockholder approval. A description of the Amended 2019 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2022 (the "2022 Proxy Statement"), which description is incorporated by reference into this Item 5.02. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended 2019 Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 2, 2022, the Company held the 2022 Annual Meeting.

(b) The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in the 2022 Proxy Statement.

(c) The certified results of the stockholder vote are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as Directors to hold office until the 2025 annual Meeting of Stockholders or until the respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker non-votes
Anne L. Alonzo	58,071,892	486,083	56,844	4,361,641
Michael J. Covey	54,772,088	3,783,858	58,873	4,361,641
R. Hunter Pierson, Jr.	56,763,457	1,795,721	55,641	4,361,641

Proposal 2 – Ratification of the Appointment of KPMG, LLP as Independent Auditors for 2022

The stockholders ratified the appointment of KPMG, LLP as the Company’s independent auditors for 2022.

For	Against	Abstain
60,088,382	2,748,636	139,442

Proposal 3 – Approval by non-binding vote to approve named executive officer compensation

The stockholders approved compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker non-votes
56,812,955	1,676,903	124,961	4,361,641

Proposal 4 – Approval of the PotlatchDeltic Corporation Amended and Restated 2019 Long-Term Incentive Plan to

increase the number of shares that may be issued by 1.4 million shares

The stockholders approved the Amended 2019 Plan.

For	Against	Abstain	Broker non-votes
57,072,988	1,437,085	104,746	4,361,641

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits (d) Exhibits

Exhibit Number	Description
10.1	PotlatchDeltic Corporation Amended and Restated 2019 Long-Term Incentive Plan
104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PotlatchDeltic Corporation

Date:	May 4, 2022	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary